UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2014 (May 6, 2014)

MICRONET ENERTEC TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35850	27-0016420

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

28 West Grand Avenue, Suite 3, Montvale, New Jersey	07645

(Address of principal executive offices)	(Zip Code)

(201) 225-0190
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On May 6, 2014, Micronet Ltd. ("Micronet"), whose shares are traded on the Tel Aviv Stock Exchange, and a 52.26% owned subsidiary of the Micronet Enertec Technologies, Inc. (the "Company”),  entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with Beijer Electronics Inc. ("Seller"), pursuant to which Micronet will acquire certain assets and liabilities of the Seller’s U.S. vehicle business and operations related to the supply of panels to various transportation segments (the “Vehicle Operations”). In consideration, Micronet has agreed (i) to pay a purchase price of $6,500,000 plus an additional amount of up to $1,300,000 for existing and future inventory to be finally determined at the closing of the transaction (the “Closing”) in accordance with the terms of the Asset Purchase Agreement, and (ii) to the assumption by Micronet at the Closing of certain liabilities of the Seller (the "Transaction").

The Closing is subject to the satisfaction or waiver of certain customary closing conditions for transactions of this type. Following the Closing, which is expected to occur by mid-June 2014, the Vehicle Operations will be owned by Micronet or its affiliate.  The Asset Purchase Agreement contains customary representations and warranties by the Seller and Micronet. Micronet and the Seller have agreed that $650,000 of the purchase price will be placed in escrow at the Closing as security for the Seller’s and Micronet’s indemnification and other potential obligations under the Asset Purchase Agreement.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other Federal securities laws, and is subject to the safe-harbor created by such Act and laws.  In some cases, readers can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of such terms, or other variations thereon or comparable terminology.  The statements herein and their implications are merely predictions and therefore inherently subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those contemplated by the forward-looking statements.  For example, the Company states that the Closing is expected to occur by mid-June 2014.  However, the Asset Purchase Agreement contains various customary closing conditions and the Closing could be delayed or may not occur at all.  Further, the terms of the Transaction could change.   The Company’s business and operations are subject to substantial risks, which increase the uncertainty inherent in the forward-looking statements contained or implied in this report.  Except as required by law, the Company assumes no obligation to update these forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements. Further information on potential factors that could affect the Company’s business is described under the heading “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRONET ENERTEC TECHNOLOGIES, INC.

Dated: May 7, 2014	By:	/s/ David Lucatz
Name: David Lucatz
Title: President and Chief Executive Officer